SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                F O R M   8 - K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       September 22, 1997
                                                 -------------------------------

                 TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.
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                 (Exact name of registrant as specified in charter)

         Delaware                    333-20709                  13-3391820
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(State or Other Jurisdiction        (Commission)              (IRS Employer
       of Incorporation)            File Number)            Identification No.)


22700 Savi Ranch Parkway, Yorba Linda, California                    92657
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code   (714) 974-7676
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         On September 22, Transition Analysis Component Technology, Inc. (the "Registrant"), acquired the search and report software of Research Analysis Corporation ("RAC") pursuant to a merger (the "Merger") of Research Technology Analysis Corp., a California corporation formed for this purpose and wholly-owned by the Registrant, with and into RAC. Upon consummation of the Merger, RAC as the surviving corporation became a wholly-owned subsidiary of the Registrant. The RAC acquisition was accounted for pursuant to the purchase method of accounting and is effective as of September 1, 1997.

         Additionally, in connection with the Merger, Mr. Bruce L. Blackford and Mr. Jeff Hanser entered into employment agreements with the Registrant for a three year term, pursuant to which each has agreed to serve as a Senior Vice President of the Registrant. Each employment agreement provides for an annual base salary and certain employee benefits up to an aggregate of $200,000; and an incentive bonus up to $100,000 annually, measured by the Company achieving certain targeted sales goals.

         Pursuant to the Merger, Bruce L. Blackford and Jeff Hanser, the sole shareholders of RAC, exchanged all of their shares of RAC common stock for 44,905 unregistered shares of common stock, $0.01 par value (the "Common Stock"), in the aggregate of the Registrant and options to purchase up to an additional 44,905 unregistered shares of Common Stock in the aggregate.

         The options have an exercise price of $3.00 per share and vest over a three-year period at the rate of 14,968 shares per year. The right to exercise these options is subject to incremental vesting as (and if) the Company achieves certain targeted sales goals. These options were not granted pursuant to the Company's 1997 Option Plan.


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



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of businesses acquired.

                  To be filed by amendment on Form 8-K/A not later than December 8, 1997.

         (b)      Pro Forma Financial Information.

                  To be filed by amendment on Form 8-K/A not later than December 8, 1997.

         (c)      Exhibits

                  See Exhibit Index.




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



                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their respective behalf by the undersigned, thereunto duly authorized.


Date: October 7, 1997


                               TRANSITION ANALYSIS COMPONENT
                                TECHNOLOGY, INC.

                          By:  /s/ Martin S. Fawer
                               -------------------------------
                                   Chief Financial Officer and
                                    Vice President





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


                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

2 Merger Agreement and Plan of Reorganization, dated as of September 1, 1997 by and among Transition Analysis Component Technology, Inc. (the "Registrant"), Research Technology Analysis Corp., Research Analysis Corporation, Jeff Hanser and Bruce L. Blackford.*

10.1 Option Agreement dated September 22, 1997, granting 22,452 options to Bruce L. Blackford.*

10.2 Option Agreement, dated September 22, 1997, granting 22,452 options to Jeff Hanser.*

10.3 Employment Agreement, dated September 22, 1997, between the Registrant and Bruce L. Blackford.*

10.4 Employment Agreement, dated September 22, 1997, between the Registrant and Jeff Hanser.*

99.         Press release dated September 22, 1997.


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* Previously filed as an exhibit to Registrant's annual report on Form 10-KSB for the fiscal year ending June 30, 1997.


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